UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 10, 2016
(Date of earliest event reported:  June 9, 2016)

Revlon, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant's telephone number, including area code)

None
 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 9, 2016, Revlon, Inc. (the "Company'') held its 2016 Annual Stockholders' Meeting (the "Meeting") at which the Company's stockholders:

(i)
approved the election of each of the following 13 director nominees standing for election and named in the Company's proxy statement, dated April 29, 2016, to serve as the Company's directors until the Company's next annual stockholders' meeting and until such directors' respective successors shall have been elected and qualified, such directors consisting of:  Ronald O. Perelman, Alan S. Bernikow, Viet D. Dinh, Meyer Feldberg, Fabian T. Garcia, Robert K. Kretzman, Ceci Kurzman, Paul M. Meister, Tamara Mellon, Debra Perelman, Paul G. Savas, Barry F. Schwartz and Cristiana Falcone Sorrell;

(ii)	ratified the Audit Committee's selection of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for 2016; and

(iii)	approved the Revlon Amended and Restated Executive Incentive Compensation Plan.

The following is a tabulation of the votes cast at the Meeting with respect to each proposal:

Proposal No. 1 -- the annual Election of Directors:

Proposal No. 1 – Election of Directors
Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald O. Perelman	46,767,960	3,187,743	1,370,231
Alan S. Bernikow	48,141,622	1,814,081	1,370,231
Viet D. Dinh	48,326,254	1,629,449	1,370,231
Meyer Feldberg	48,315,871	1,639,832	1,370,231
Fabian T. Garcia	46,949,590	3,006,113	1,370,231
Robert K. Kretzman	46,580,986	3,374,717	1,370,231
Ceci Kurzman	49,786,119	169,584	1,370,231
Paul Meister	46,655,824	3,299,879	1,370,231
Tamara Mellon	44,081,091	5,874,612	1,370,231
Debra Perelman	46,596,985	3,358,718	1,370,231
Paul Savas	46,737,387	3,218,316	1,370,231
Barry F. Schwartz	46,695,957	3,259,746	1,370,231
Cristiana Falcone Sorrell	49,809,115	146,588	1,370,231

Proposal No. 2 – the ratification of the Audit Committee's selection of KPMG as the Company's independent registered public accounting firm for 2016:

Proposal No. 2 -- Ratification of Audit Committee's Selection of KPMG LLP*
	Votes For	Votes Against	Abstentions
Ratification of KPMG	51,274,957	37,434	13,543

*There were no broker non-votes with respect to the ratification of the Audit Committee's selection of KPMG, as this was a "routine" proposal.

Proposal No. 3 — the approval of the Amended and Restated Revlon Executive Incentive Compensation Plan:

Proposal No. 3 – Approval of the Revlon Amended and Restated Executive Incentive Compensation Plan
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Plan	47,813,690	2,046,501	95,512	1,370,231

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General
Counsel & Secretary

Date:  June 10, 2016